EXHIBIT 10.2
AMENDMENT NO. 1
REGENT COMMUNICATIONS, INC.
2005 INCENTIVE COMPENSATION PLAN
(as adopted by the Regent Communications, Inc. Board of Directors
effective as of December 14, 2005)
     1. Section 3.5 of the Plan is hereby amended to insert the following additional new sentence at the end thereof:
“Notwithstanding any other provision of the Plan to the contrary, the Board of the Committee shall impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods or the time and form of payment to certain key employees and Participants) as may be required to satisfy the requirements of Section 409A of the Code.”
     2. Section 4.1(c) of the Plan is hereby amended to insert the following additional new clause (iii) at the end thereof:
     “(iii) With respect to Awards of Incentive Stock Options, up to 2,000,000 Shares may be issued under this Plan.”
     3. Except as provided in Sections 1 and 2 above, all other provisions of the Plan remain in full force and effect without change or other modification.